EXECUTION COPY

SLC STUDENT LOAN TRUST 2008-1

AMENDED AND RESTATED TRUST AGREEMENT

Dated as of March 28, 2008

Between

SLC STUDENT LOAN RECEIVABLES I, INC.

as Depositor

and

WILMINGTON TRUST COMPANY

as Owner Trustee

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

1

ARTICLE II

ORGANIZATION

Section 2.01

General.

1

Section 2.02

Office.

2

Section 2.03

Purposes and Powers.

2

Section 2.04

Appointment of the Owner Trustee.

3

Section 2.05

Declaration of Trust.

3

Section 2.06

Situs of Trust.

3

ARTICLE III

TRUST CERTIFICATES AND TRANSFER OF INTEREST

Section 3.01

Issuance of Trust Certificate.

3

Section 3.02

Registration and Transfer of Certificates.

4

Section 3.03

Lost, Stolen, Mutilated or Destroyed Certificates.

4

Section 3.04

Limitation on Transfer of Ownership Rights.

4

Section 3.05

Assignment of Right to Distributions.

5

Section 3.06

Transfer.

5

Section 3.07

Federal Income Tax Allocations.

5

ARTICLE IV

CONCERNING THE OWNERS

Section 4.01

Action by Owners with Respect to Certain Matters.

5

Section 4.02

Tax Treatment, Tax Elections and Other Tax Matters.

9

Section 4.03

Representations and Warranties of the Depositor.

9

Section 4.04

No Contrary Actions.

9

Section 4.05

Owner Voting.

9

ARTICLE V

INVESTMENT AND APPLICATION OF TRUST FUNDS

Section 5.01

Investment of Trust Funds.

9

Section 5.02

Application of Funds.

10

Section 5.03

Method of Payment.

10

Section 5.04

No Segregation of Moneys; No Interest.

11

ARTICLE VI

AUTHORITY AND DUTIES OF THE OWNER TRUSTEE

Section 6.01

General Authority.

11

Section 6.02

Specific Authority.

11

Section 6.03

General Duties.

11

Section 6.04

Accounting and Reports to the Owners, the Internal Revenue Service

and Others.

11

Section 6.05

Signature of Returns.

12

Section 6.06

Right to Receive Instructions.

12

Section 6.07

No Duties Except as Specified in this Agreement or in Instructions.

12

Section 6.08

No Action Except Under Specified Documents or Instructions.

13

Section 6.09

Sarbanes-Oxley Filings.

13

ARTICLE VII

CONCERNING THE OWNER TRUSTEE

Section 7.01

Acceptance of Trusts and Duties.

13

Section 7.02

Furnishing of Documents.

14

Section 7.03

Reliance; Advice of Counsel.

14

Section 7.04

Not Acting in Individual Capacity.

14

ARTICLE VIII

COMPENSATION OF THE OWNER TRUSTEE

Section 8.01

Owner Trustee’s Fees and Expenses.

14

Section 8.02

Indemnification.

15

Section 8.03

Payments to the Owner Trustee.

15

ARTICLE IX

TERMINATION OF TRUST

Section 9.01

Termination of Trust.

15

Section 9.02

No Termination by Depositor or Owners.

16

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01

Resignation of Owner Trustee; Appointment of Successor.

16

Section 10.02

Appointment of Additional Owner Trustees.

17

ARTICLE XI

MISCELLANEOUS

Section 11.01

Supplements and Amendments.

17

Section 11.02

No Legal Title to Trust Estate in Owner.

19

Section 11.03

Pledge of Collateral by Owner Trustee is Binding.

19

Section 11.04

Limitations on Rights of Others.

19

Section 11.05

Notices.

19

Section 11.06

Severability.

19

Section 11.07

Separate Counterparts.

20

Section 11.08

Successors and Assigns.

20

Section 11.09

Headings.

20

Section 11.10

Governing Law.

20

Section 11.11

No Petition.

20

Section 11.12

Non-Confidential.

20

ARTICLE XII

COMPLIANCE WITH REGULATION AB

Section 12.01

Intent of the Parties; Reasonableness.

20

EXHIBITS

Exhibit A

Form of Trust Certificate

A-1

Exhibit B

Form of Accession Agreement

B-1

Exhibit C

Owner Trustee Compensation Agreement

C-1

AMENDED AND RESTATED TRUST AGREEMENT

This AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 28, 2008 (this “Agreement”), by and between, SLC Student Loan Receivables I, Inc., a Delaware corporation, as depositor (the “Depositor”), and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the “Owner Trustee”).

WHEREAS, the Depositor and the Owner Trustee are parties to that certain Short-Form Trust Agreement, dated as of March 20, 2008, pursuant to which SLC Student Loan Trust 2008-1 was created (the “Original Trust Agreement”); and

WHEREAS, the Depositor and the Owner Trustee desire to amend and restate the Original Trust Agreement in its entirety on the terms and conditions as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Original Trust Agreement is amended and restated to read in its entirety, and the parties hereto agree, as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, dated as of March 28, 2008 (the “Indenture”), among the Issuer, U.S. Bank National Association, as Indenture Trustee, Citibank, N.A., as Indenture Administrator, and Citibank, N.A., as Eligible Lender Trustee, which also contains rules of usage and construction that shall be applicable herein.

ARTICLE II

ORGANIZATION

Section 2.01

General.  (a)  The Trust created by the Original Trust Agreement shall be known as SLC Student Loan Trust 2008-1 (the “Trust”), in which name the Owner Trustee may conduct the activities contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

(b)

The Depositor and The Student Loan Corporation are hereby authorized, as agents of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, the Registration Statement on Form S-3 (the “1933 Act Registration Statement”), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the 1933 Act, of the Trust securities, (ii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Trust securities under the securities or “Blue Sky” laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable, (iii) to execute on behalf of the Trust one or more underwriting agreements relating to the Trust securities, among the Trust, the Depositor and the underwriter named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement, and any certification required of the Trust in connection therewith, (iv) to execute on behalf of the Trust any reports, certifications or other documents required of the Trust pursuant to the Sarbanes-Oxley Act of 2002, (v) to execute on behalf of the Trust any certifications or other documents required by the Trust in connection to any opinions of counsel delivered in relation to the Trust securities or transactions involving the same and (vi) to take such actions and execute all documents and instruments in connection with the foregoing as may be necessary or desirable.

Section 2.02

Office.  The office of the Trust shall be in care of the Owner Trustee, addressed to Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Depositor.

Section 2.03

Purposes and Powers.  The purpose of the Trust is to, and the Trust shall have the power and authority to, engage only in the following activities:

(i)

to issue and sell on the Closing Date the Notes pursuant to the Indenture and supplements thereto, and the Trust Certificate, substantially in the form of Exhibit A hereto, pursuant to this Agreement;

(ii)

with the proceeds of the sale of the Notes, to purchase, in accordance with the Basic Documents, pools of the Trust Student Loans to be pledged as collateral for the Notes, to fund certain accounts for the benefit of the Noteholders, to pay the organizational and transactional expenses of the Trust and to pay the balances owed to the Depositor for the purchases made pursuant to the Master Terms Sale Agreement;

(iii)

to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture;

(iv)

to enter into and perform its obligations under the Eligible Lender Trust Agreement (Issuer) and the Basic Documents to which it is to be a party;

(v)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing;

(vi)

subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Noteholders;

(vii) to enter into and perform its obligations under the indemnification agreement, dated March 28, 2008, among SLC, the Depositor, the Trust and the Swap Counterparty; and

(viii)  if so directed by the Administrator, and subject to the Rating Agency Condition, to enter into one or more interest rate derivative agreements with one or more interest rate derivative counterparties to hedge some or all of the interest rate risk of the Notes.

The Trust shall not engage in any activity other than as required or authorized by the terms of this Agreement or the other Basic Documents.

Section 2.04

Appointment of the Owner Trustee.  The Depositor hereby confirms the appointment of the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.  The Owner Trustee acknowledges receipt in trust from the Depositor as of the date of the Original Trust Agreement, of the sum of one dollar, which constituted the initial Trust Estate.

Section 2.05

Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents and the Eligible Lender Trust Agreement (Issuer).  It is the intention of the parties hereto that the Trust constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code (the “Statutory Trust Act”) and that this Agreement constitute the governing instrument of the Trust.  Pursuant to Section 3810 of the Statutory Trust Act, the Owner Trustee filed a certificate of trust with the Delaware Secretary of State on the date of the Original Trust Agreement in order to form the Trust.

Section 2.06

Situs of Trust.  The Trust will be located and administered in the State of Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware.  The Trust shall not have any employees in any state other than in the State of Delaware.  The Trust’s only office is and will be at the office of the Owner Trustee as set forth herein.

ARTICLE III

TRUST CERTIFICATES AND TRANSFER OF INTEREST

Section 3.01

Issuance of Trust Certificate.  (a)  As of the date of the Original Trust Agreement, the Owner Trustee has issued and delivered to the Depositor a Trust Certificate in the name of the Depositor evidencing 100% of the beneficial interest in the Trust.

(b)

Each Trust Certificate shall be executed by manual signature on behalf of the Owner Trustee by one of its authorized officers.  Trust Certificates bearing the manual signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be so authorized prior to the delivery of such Trust Certificate or does not hold such office at the date of such Trust Certificate.  Each Trust Certificate shall be dated the date of its issuance.

Section 3.02

Registration and Transfer of Certificates.  (a)  The Owner Trustee shall maintain at its office referred to in Section 2.02 hereof, or at the office of any agent appointed by it and approved in writing by the Owners at the time of such appointment, a register for the registration and transfer of Trust Certificates.  No transfer of a beneficial interest in the Trust shall be made unless such transfer is made pursuant to an effective registration statement under the 1933 Act and state securities laws, or is exempt from the registration requirements under the 1933 Act and state securities laws.

(b)

The registered Owner of any Trust Certificate may transfer all or any portion of the beneficial interest in the Trust evidenced by such Trust Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by Section 3.04 and Section 3.06 hereof.  Such transfer may be made by the registered Owner in person or by his attorney duly authorized in writing upon surrender of the Trust Certificate to the Owner Trustee accompanied by a written instrument of transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require.  Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Trust Certificate, the Owner Trustee shall record the name of such transferee as an Owner and its Ownership Percentage in the Trust Certificate register and issue, execute and deliver to such Owner a Trust Certificate evidencing such Ownership Percentage.  In the event a transferor transfers only a portion of its beneficial interest in the Trust, the Owner Trustee shall register and issue, to such transferor a new Trust Certificate evidencing such transferor’s new Ownership Percentage.  Subsequent to a transfer and upon the issuance of the new Trust Certificate or Trust Certificates, the Owner Trustee shall cancel and destroy the Trust Certificate surrendered to it in connection with such transfer.  The Owner Trustee may treat the Person in whose name any Trust Certificate is registered as the sole Owner of the beneficial interest in the Trust evidenced by such Trust Certificate.

(c)

As a condition precedent to any registration of transfer, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

Section 3.03

Lost, Stolen, Mutilated or Destroyed Certificates.  If (i) any mutilated Trust Certificate is surrendered to the Owner Trustee, or (ii) the Owner Trustee receives evidence to its satisfaction that any Trust Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it harmless, the Owner Trustee shall execute and deliver a new Trust Certificate for the same Ownership Percentage as the Trust Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Owner Trustee shall determine.

Section 3.04

Limitation on Transfer of Ownership Rights.  No transfer of a beneficial interest in the Trust represented by a Trust Certificate shall be made to any Person unless (i) such Person delivers to the Owner Trustee an accession agreement substantially in the form of Exhibit B hereof, (ii) such Person has a net worth as shown by its most recent audited financial statements of not less than the product of $10,000,000 and such Person’s Ownership Percentage after the proposed transfer and (iii) the Owner Trustee shall have received a written Opinion of Counsel in form and substance satisfactory to the Owner Trustee stating that such transfer is exempt from the 1933 Act and any applicable state securities law.

Section 3.05

Assignment of Right to Distributions.  An Owner may assign all or any part of its right to receive distributions hereunder, but such assignment (in the absence of a permitted transfer) shall effect no change in the ownership of the Trust.

Section 3.06

Transfer.  Notwithstanding anything to the contrary herein, no transfer of a beneficial interest in the Trust represented by a Trust Certificate or any rights or benefits with respect thereto (including the right to receive distributions) shall be permitted unless the transferee is a United States person within the meaning of Section 7701(a)(30) of the Code and the Owner Trustee shall have received an Opinion of Counsel, at the expense of the transferring Owner, to the effect that such transfer will not cause the Trust to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation, and will not adversely affect the federal income tax treatment of the Noteholders in any material respect.

The Trust Certificates and any beneficial interest in such Trust Certificates may not be acquired by or with the assets of (a) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any federal, state, local or foreign law materially similar to the foregoing provisions of ERISA or the Code, or (b) entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by any such plans, arrangements or accounts in such entities (a “Benefit Plan Investor”).  Each transferee of a Trust Certificate shall be required to represent (a) that it is not a Benefit Plan Investor and is not acquiring such Trust Certificate with the assets of a Benefit Plan Investor and (b) that if such Trust Certificate is subsequently deemed to be a plan asset it will dispose of such Trust Certificate.  Each Trust Certificate shall bear a legend referring to the restrictions contained in this paragraph.

Section 3.07

Federal Income Tax Allocations.  In the event a Trust Certificate is transferred in compliance with Section 3.06, net income of the Trust for any Accrual Period as determined for U.S. federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Owners, pro rata based upon their Ownership Percentage.

ARTICLE IV

CONCERNING THE OWNERS

Section 4.01

Action by Owners with Respect to Certain Matters.  (a) Subject to the terms of this Agreement and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust.  Such direction may be exercised at any time by written instruction of the Owners.

(b)

The Owner Trustee shall take such action or actions as may be specified in any instructions delivered in accordance with Section 4.01(a) hereof; provided, however, that the Owner Trustee shall not be required to take any such action if it shall have reasonably determined, or shall have been advised by counsel, that such action (i) is contrary to the terms hereof or of any document contemplated hereby to which the Owner Trustee is a party or is otherwise contrary to law or (ii) is likely to result in liability on the part of the Owner Trustee, unless the Owners shall have provided to the Owner Trustee indemnification or security reasonably satisfactory to the Owner Trustee against all costs, expenses and liabilities arising from the Owner Trustee’s taking such action.

(c)

With respect to the following matters, the Owner Trustee shall not have the power to take any action without the prior written consent of the Owners:

(i)

the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Trust Student Loans) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Trust Student Loans);

(ii)

the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(iii)

the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the holder of the Trust Certificate;

(iv)

the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the holder of the Trust Certificate; or

(v)

the appointment pursuant to the Indenture of a successor to the Indenture Trustee or the Indenture Administrator, or the consent to the assignment by the Indenture Trustee or the Indenture Administrator of their obligations under the Indenture.

(d)

Notwithstanding anything to the contrary herein, the Trust shall at all times:

(i)

practice and adhere to organizational formalities, such as maintaining appropriate books, records and accounts separate from those of any other Person;

(ii)

observe all organizational formalities in connection with all dealings between itself and any of its Owners and any Affiliate of any thereof or any unaffiliated entity;

(iii)

observe all procedures required by its certificate of trust and this Agreement and the Statutory Trust Act;

(iv)

act solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

(v)

manage its business and affairs by or under the direction of the Owners, as set forth herein;

(vi)

ensure that all of its actions are duly authorized;

(vii)

own or lease (including through shared arrangements with its Affiliates) all office furniture and equipment necessary to operate its business;

(viii)

not (A) create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any indebtedness other than as provided in the Basic Documents; (B) have obligations guaranteed by any of the Owners or any Affiliate of any thereof; (C) hold itself out as responsible for debts of any of the Owners or any Affiliates of any thereof or for decisions or actions with respect to the affairs of any of the Owners or any Affiliate of any thereof; (D) operate or purport to operate as an integrated, single economic unit with respect to any of the Owners or any Affiliate of any thereof or any unaffiliated entity; (E) seek to obtain credit or incur any obligation to any third party based upon the assets of any of the Owners or any Affiliate of any thereof or any unaffiliated entity; (F) induce any such third party to reasonably rely on the creditworthiness of any of the Owners or any Affiliate of any thereof or any unaffiliated entity; or (G) be directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any of the Owners or any Affiliate of any thereof;

(ix)

other than as may be provided in the Basic Documents, maintain its deposit and other bank accounts and all of its assets separate from those of any other Person;

(x)

maintain its financial records separate and apart from those of any other Person;

(xi)

not suggest in any way, within its financial statements, that its assets are available to pay the claims of creditors of any of its Owners or any Affiliate of any thereof or any unaffiliated entity;

(xii)

compensate all its employees, officers, consultants and agents for services provided to it by such Persons out of its own funds or reimbursing any of its Affiliates in respect of amounts paid by such Affiliates for such services;

(xiii)

maintain any office spaces separate and apart from that of any of its Owners or any Affiliate or any thereof (even if such office space is subleased from or is on or near premises occupied by any of its Owners or an Affiliate of any thereof) and any telephone numbers separate and apart from that of any of its Owners or any Affiliate of any thereof;

(xiv)

conduct all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements, and applications solely in its own name;

(xv)

have separate stationery, invoices and checks from any of its Owners, any Affiliate of any thereof or any unaffiliated entity;

(xvi)

account for and manage all of its liabilities separately from those of any of its Owners or any Affiliate of any thereof and pay its own liabilities out of its own funds;

(xvii)

allocate, on an arm’s-length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software, and otherwise maintaining an arm’s-length relationship with any of its Owners, any Affiliate of any thereof and any unaffiliated entity;

(xviii)

refrain from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving any of its Owners or any Affiliate of any thereof to substantively consolidate any of its Owners or any Affiliate of any thereof with the Issuer;

(xix)

remain solvent;

(xx)

not commingle its property with the property of any of the Owners or any other Person;

(xxi)

prepare separate financial statements, prepared in accordance with United States Generally Accepted Accounting Principles, or in the event the Trust’s financial statements are consolidated with those of another entity, note on such financial statements the separate existence and obligations of the Trust;

(xxii)

maintain a sufficient number of employees in light of its contemplated business operations;

(xxiii)

not acquire obligations or securities of any of the Owners;

(xxiv)

hold itself out as a separate entity and correct any known misunderstanding regarding its separate identity;

(xxv)

maintain adequate capital in light of its contemplated business operations;

(xxvi)

not take any action which would have the effect of discharging the security interest created under the Indenture with respect to the Trust Estate, except such action taken in accordance with the terms thereof; and

(xxvii)

conduct no other business other than in connection with the transactions contemplated by the Basic Documents and enter into no other agreements other than as contemplated by the Basic Documents.

Section 4.02

Tax Treatment, Tax Elections and Other Tax Matters.  It is the intention of the parties hereto that the Trust shall be classified for U.S. federal income tax purposes as a mere security arrangement or, failing such treatment, as a grantor trust or an entity disregarded from its owner, and not be treated as an association (or publicly-traded partnership) taxable as a corporation.  Neither the Depositor, the Trust, nor the Owner Trustee shall cause the Trust to be treated as an association taxable as a corporation for U.S. federal income tax purposes.  All provisions of this Agreement shall be construed and the affairs of the Trust shall be conducted to achieve the aforementioned treatment for U.S. federal income tax purposes, and the Noteholders shall agree that all transactions contemplated by this Agreement will be reported on all applicable tax returns consistently with the aforementioned treatment.

Section 4.03

Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee as follows:

(a)

Upon the receipt of the Trust Estate by the Owner Trustee under this Agreement, the Trust will have good title to the Trust Estate free and clear of any lien.

(b)

The Trust is not, and will not be upon conveyance of the Trust Estate to the Owner Trustee, an “Investment Company” or under the “control” of an “Investment Company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(c)

This Agreement has been duly and validly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Depositor, enforceable in accordance with its terms.

Section 4.04

No Contrary Actions.  No Owner shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 or 4.01 nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.05

Owner Voting.  To the extent any Owner is required to or has the right to vote with respect to any action, inaction, amendment or supplement pursuant to the terms of this Agreement or any other Basic Document, such vote shall be determined without reference to Trust Certificates held by the Depositor or any of its Affiliates.

ARTICLE V

INVESTMENT AND APPLICATION OF TRUST FUNDS

Section 5.01

Investment of Trust Funds.  Income with respect to and proceeds of the Trust Estate which are received by the Owner Trustee more than one day prior to a Distribution Date shall be invested and reinvested by the Owner Trustee in Eligible Investments in accordance with the written direction of the Servicer.  All such investments shall have a maturity date no later than the Business Day preceding the next Distribution Date unless they are redeemable at the option of the Owner Trustee prior to maturity.  Interest earned from such investment and reinvestment shall be credited to the Trust Estate.

Section 5.02

Application of Funds.  (a) Income with respect to and proceeds of the Trust Estate held by the Owner Trustee on a Distribution Date shall be applied by the Owner Trustee on such Distribution Date in the following order:

(i)

first, pay any amounts due to the Owner Trustee under this Agreement;

(ii)

second, to pay any amounts then due to any Person under the Basic Document; and

(iii)

third, to pay any other expenses of the Trust.

(b)

Income and proceeds with respect to the Trust Estate held by the Owner Trustee on a Distribution Date after the application of funds pursuant to Section 5.02(a) shall be distributed on such Distribution Date to the Owners, in proportion to their respective Ownership Percentages, determined as of the close of business on the Business Day immediately preceding such Distribution Date.  All payments to be made under this Agreement by the Owner Trustee shall be made only from the income and proceeds of the Trust Estate and only to the extent that the Owner Trustee has received such income or proceeds.

(c)

With each distribution to an Owner pursuant to Section 5.02(b) above, the Owner Trustee shall deliver a distribution date statement setting forth, for the period since the preceding Distribution Date:

(i)

income and proceeds received by the Owner Trustee with respect to the Trust Estate;

(ii)

amounts paid to the Owner Trustee;

(iii)

amounts paid by the Owner Trustee to any Person pursuant to the Basic Documents; and

(iv)

amounts paid for other expenses of the Trust.

(d)

In the event that any tax is imposed on the Trust, such tax shall be charged against amounts otherwise distributable to the Owners on a pro rata basis.  The Owner Trustee is hereby authorized to retain from amounts otherwise distributable to the Owners sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

Section 5.03

Method of Payment.

All amounts payable to the Owners pursuant to this Agreement shall be paid by the Owner Trustee to such Owner or a nominee therefor by check payable to such Owner, mailed first class to the address of such Owner appearing on the register maintained pursuant to Section 3.02 hereof, or by crediting the amount to be distributed to such Owner to an account maintained with the Owner Trustee or by transferring such amount by wire transfer in immediately available funds to a banking institution with bank wire transfer facilities for the account of such Owner, as instructed in writing from time to time by such Owner.  The Owner Trustee may require an Owner to pay any wire transfer fees incurred in connection with any wire transfer made to such Owner.

Section 5.04

No Segregation of Moneys; No Interest.

Subject to Section 5.01, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

ARTICLE VI

AUTHORITY AND DUTIES OF THE OWNER TRUSTEE

Section 6.01

General Authority.  The Owner Trustee is authorized to take all actions required or permitted to be taken by it pursuant to the terms of the Eligible Lender Trust Agreement (Issuer) and the Basic Documents.

Section 6.02

Specific Authority.  The Owner Trustee is hereby authorized and directed to execute and deliver the Eligible Lender Trust Agreement (Issuer) and the Basic Documents and each certificate or other document attached as an exhibit to or contemplated by the Eligible Lender Trust Agreement (Issuer) and the Basic Documents.

Section 6.03

General Duties.  It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Owners.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Eligible Lender Trust Agreement (Issuer) and the Basic Documents to the extent the Administrator or the Servicer has agreed in the Administration Agreement or the Servicing Agreement, respectively, to perform any act of or to discharge any duty of the Owner Trustee hereunder or under the Eligible Lender Trust Agreement (Issuer) or any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Servicer to carry out its obligations under the Administration Agreement and the Servicing Agreement, respectively.

Section 6.04

Accounting and Reports to the Owners, the Internal Revenue Service and Others.  The Administrator shall (i) maintain or cause to be maintained the books of the Trust on a calendar year basis on the accrual method of accounting, (ii) deliver to each Owner, within 60 days of the end of each fiscal year, or more often, as may be required by the Code and the regulations thereunder, a copy of the annual financial statement of the Trust for such Fiscal Year and a statement in such form and containing such information as may be required by such regulations, and as is necessary and appropriate to enable each Owner to prepare its federal and state income tax returns, (iii) prepare (or cause to be prepared), and shall be solely responsible for the preparation of, all federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust, (iv) sign such returns, or any other information, statements or schedules in the manner required by law, (v) file, on a timely basis, such returns and such of the above information, or any other information, statements or schedules, as may be required under applicable tax laws, and (vi) cause to be mailed to each Owner copies of all such reports and tax returns of the Trust.

Section 6.05

Signature of Returns.  The Administrator or its duly authorized agent shall sign on behalf of the Trust the tax returns and other Commission Filings of the Trust, unless applicable law requires an Owner to sign such documents, in which case, so long as the Depositor is an Owner and applicable law allows the Depositor to sign any such document, the Depositor shall sign such document.  At any time that the Depositor is not an Owner, or is otherwise not allowed by law to sign any such document, then the Owner required by law to sign such document shall sign.

Section 6.06

Right to Receive Instructions.  In the event that the Owner Trustee is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement, the Eligible Lender Trust Agreement (Issuer) or any Basic Document, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement, the Eligible Lender Trust Agreement (Issuer) or any Basic Document permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action which the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Depositor requesting instructions and, to the extent that the Owner Trustee shall have acted or refrained from acting in good faith in accordance with any instructions received from the Owners, the Owner Trustee shall not be liable on account of such action or inaction to any Person.  If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as may be specified in such notice) the Owner Trustee may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, the Eligible Lender Trust Agreement (Issuer) or the Basic Documents, as the Owner Trustee shall deem to be in the best interests of the Owners, and the Owner Trustee shall have no liability to any Person for such action or inaction.  Notwithstanding the foregoing, the Depositor shall not provide any instructions to the Owner Trustee that would result in or cause a significant change to the permissible activities of the Trust

Section 6.07

No Duties Except as Specified in this Agreement or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the Trust Estate, prepare or file any tax, qualification to do business or securities law filings or reports or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement and no implied duties or obligations shall be read into this Agreement against the Owner Trustee.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate which result from claims against the Owner Trustee personally that are not related to the ownership or the administration of the Trust Estate or the transactions contemplated by the Eligible Lender Trust Agreement (Issuer) or the Basic Documents.

Section 6.08

No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, and (ii) in accordance with instructions delivered to the Owner Trustee pursuant to Section 6.06 hereof.

Section 6.09

Sarbanes-Oxley Filings.  Notwithstanding any Person’s right to instruct the Owner Trustee, neither the Owner Trustee nor any agent, employee, director or officer of the Owner Trustee shall have any obligation to execute any certificates or other documents required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder, and the refusal to comply with any such instructions shall not constitute a default or breach of any Basic Document.

ARTICLE VII

CONCERNING THE OWNER TRUSTEE

Section 7.01

Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Agreement.  The Owner Trustee shall not be personally liable under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) for liabilities arising from the failure by the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.07 hereof, or (iii) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement or the Basic Documents.  In particular, but not by way of limitation:

(a)

The Owner Trustee shall not be personally liable for any error of judgment made in good faith by an Authorized Officer of the Owner Trustee;

(b)

The Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by the Owner Trustee in good faith in accordance with the instructions of the Owner;

(c)

No provision of this Agreement shall require the Owner Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)

Under no circumstance shall the Owner Trustee be personally liable for any indebtedness of the Trust under the Eligible Lender Trust Agreement (Issuer) or any Basic Document; and

(e)

The Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor, or for the form, character, genuineness, sufficiency, value or validity of any Collateral or the Trust Estate, or for or in respect of the validity or sufficiency of the Eligible Lender Trust Agreement (Issuer) or the Basic Documents.

Section 7.02

Furnishing of Documents.  The Owner Trustee shall furnish to the Owners, promptly upon receipt thereof, duplicates or copies of all material reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder (other than documents originated by or otherwise furnished to the Owners).

Section 7.03

Reliance; Advice of Counsel.  (a)  The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)

In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under any of the Basic Documents, the Owner Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

Section 7.04

Not Acting in Individual Capacity.  Except as expressly provided in this Article VII, in accepting the trusts hereby created the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or the Basic Documents shall look only to the Trust Estate for payment or satisfaction thereof.

ARTICLE VIII

COMPENSATION OF THE OWNER TRUSTEE

Section 8.01

Owner Trustee’s Fees and Expenses.  The Owner Trustee shall receive compensation from the Owners for its services hereunder as set forth in a separate fee arrangement with the Owner Trustee and the Depositor, a copy of which is attached hereto as Exhibit C.  The Owner Trustee shall be entitled to be reimbursed by the Owners for its reasonable expenses hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties under this Agreement and the Basic Documents.

Section 8.02

Indemnification.  The Owners shall be jointly and severally liable for, and hereby agree to indemnify the Wilmington Trust Company and its successors, assigns, agents and servants (collectively, the “Indemnified Persons”), from and against, any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01 hereof), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may be imposed on, incurred by or asserted at any time against the Indemnified Persons (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, the Eligible Lender Trust Agreement (Issuer), any Basic Document, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Owners shall not be required to indemnify the Wilmington Trust Company for Expenses arising or resulting from any of the matters described in the second sentence of Section 7.01.  To the fullest extent permitted by law, Expenses to be incurred by an Indemnified Person shall, from time to time, be advanced by, or on behalf of, the Owners prior to the final disposition of any matter upon receipt by the Owners of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Agreement.  The obligations of the Owners pursuant to this Section 8.02 shall be borne (as between the Owners inter se) in proportion to their respective Ownership Percentages.  The indemnities contained in this Section 8.02 shall survive the resignation or removal of the Owner Trustee or the termination of this Agreement.  The indemnities contained in this Section 8.02 extend only to the Wilmington Trust Company in its individual capacity and shall not be construed as indemnities of the Trust Estate.

Section 8.03

Payments to the Owner Trustee.  Any amounts paid to the Owner Trustee from the Trust Estate pursuant to this Article VIII shall be deemed not to be part of the Trust Estate immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST

Section 9.01

Termination of Trust.  (a)  The Trust shall dissolve and the Trust Estate shall, subject to compliance with Section 3808 of the Statutory Trust Act, be distributed to the Owners in accordance with their respective Ownership Percentages upon the sale or other final disposition by the Owner Trustee of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of this Agreement and the Basic Documents.  Upon the dissolution of the Trust, after paying or making reasonable provision for the payment of all liabilities of the Trust in accordance with applicable law, the Owner Trustee, at the direction and expense of the Depositor, shall file a certificate of cancellation with the Delaware Secretary of State and, thereupon, the Trust shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

(b)

The bankruptcy, death or incapacity of any Owner shall not operate to terminate this Agreement, nor entitle such Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

Section 9.02

No Termination by Depositor or Owners.  Except as provided in Section 9.01 hereof, neither the Depositor nor the Owners shall be entitled to terminate or revoke the Trust established hereunder.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01

Resignation of Owner Trustee; Appointment of Successor.
(a)  The Owner Trustee may resign at any time without cause by giving at least 60 days’ prior written notice to the Owners, such resignation to be effective upon the acceptance of appointment by a successor owner trustee under Section 10.01(b) below.  In addition, the Owners may at any time remove the Owner Trustee without cause by an instrument in writing delivered to the Owner Trustee, such removal to be effective upon the acceptance of appointment by a successor owner trustee under Section 10.01(b) below.  In case of the resignation or removal of the Owner Trustee, the Owners may appoint a successor owner trustee by an instrument signed by the Owners.  If a successor owner trustee shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee or the Owners may apply to any court of competent jurisdiction to appoint a successor owner trustee to act until such time, if any, as a successor owner trustee shall have been appointed as provided above.  Any successor owner trustee so appointed by such court shall immediately and without further act be superseded by any successor owner trustee appointed as above provided within one year from the date of the appointment by such court.

(b)

Any successor owner trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor owner trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trust of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor owner trustee and payment of all amounts due and owing to it, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor owner trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor owner trustee all moneys or other property then held or subsequently received by such predecessor Owner Trustee upon the trusts herein expressed.

(c)

The Owner Trustee shall at all times be a corporation or association (i) meeting the requirements of Section 3807(a) of the Delaware Statutory Trust Act, (ii) being subject to supervision or examination by federal or state authorities, and (iii) having (or having a parent which has) a rating of at least investment grade by the Rating Agencies.  If the Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of the Owner Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in this Section 10.01.

(d)

Any person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any person to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 10.01(c) hereof, be the Owner Trustee under this Agreement without further act.

Section 10.02

Appointment of Additional Owner Trustees.  At any time or times for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner Trustee, by an instrument in writing, may appoint one or more individuals or corporations to act as separate trustee or separate trustees of all or any part of the Trust Estate to the full extent that local law makes it necessary or appropriate for such separate trustee or separate trustees to act alone.

ARTICLE XI

MISCELLANEOUS

Section 11.01

Supplements and Amendments.  (a) Notwithstanding anything herein to the contrary, so long as any amount owed under the Notes remain outstanding, the Trust shall not amend Section 2.03, 3.04, 3.05, 4.01, 4.04, 4.05, 9.01 or 9.02 or this Article XI without the prior written consent of the Indenture Trustee (acting at the direction of the Noteholders of at least a majority of the Outstanding Amount of the Notes).

(b)

Subject to (c) and (d) below, this Agreement may be amended only by a written instrument signed by the Owner Trustee and all of the Owners at the time of such amendment and with the satisfaction of the Rating Agency Condition with respect to such  amendment; provided, however, that if, in the opinion of the Owner Trustee, any instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, the Owner Trustee under this Agreement or any of the documents contemplated hereby to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of the Owner Trustee or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument.

(c)

This Agreement may be amended by the Depositor and the Owner Trustee without the consent of any of the Noteholders, the Owners or the Currency Swap Counterparty, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or modifying in any manner the rights of the Noteholders or the Owners; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or the Owners or the Currency Swap Counterparty; provided, further, that such action shall not result in or cause a significant change to the permissible activities of the Trust; provided still further, that (1) such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Currency Swap Counterparty or (2) the Currency Swap Counterparty shall have consented in writing to such action.

(d)

This Agreement may also be amended from time to time by the Depositor and the Owner Trustee (i) with the consent of the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and (ii) with the consent of the Owners of Trust Certificates evidencing not less than a majority of the aggregate Ownership Percentage, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Owners or (b) reduce the aforesaid percentage of the aggregate outstanding amount of the Notes and the Ownership Percentage of Trust Certificates required to consent to any such amendment, without the consent of all the outstanding Noteholders and Owners.

(e)

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Owner and the Indenture Trustee.

(f)

It shall not be necessary for the consent of the Owners or the Noteholders, as the case may be, pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Owners shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(g)

Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(h)

As a condition to entering into any amendment or supplement of this Agreement pursuant to this Section 11.01, the Owner Trustee shall have received an Opinion of Counsel to the effect that such amendment or supplement will not cause the Trust to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation, and will not adversely affect the federal income tax treatment of the Noteholders in any material respect.

Section 11.02

No Legal Title to Trust Estate in Owner.  The Owners shall not have legal title to any part of the Trust Estate.  To the fullest extent permitted by Delaware law, including, without limitation, Sections 3805(a) and 3809 of the Statutory Trust Act, no Owner shall have a direct ownership interest in the Trust Estate.  Pursuant to Section 3805(c) of the Statutory Trust Act, an Owner’s interest in the Trust is personal property notwithstanding the nature of the property comprising the Trust Estate and no Owner has an interest in specific property comprising the Trust Estate.  No transfer, by operation of law or otherwise, of any right, title and interest of the Owners in and to their undivided beneficial interest in the Trust Estate hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03

Pledge of Collateral by Owner Trustee is Binding.  The pledge of any Trust Estate to any Person by the Owner Trustee made under any Basic Document and pursuant to the terms of this Agreement shall bind the Owners and shall be effective to transfer or convey the rights of the Owner Trustee and the Owners in and to such Trust Estate to the extent set forth in such Basic Document.  No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such pledge or as to the application of any proceeds with respect thereto by the Owner Trustee.

Section 11.04

Limitations on Rights of Others.  Nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Owner Trustee and the Owners any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.05

Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by certified mail, postage prepaid, if to the Owner Trustee, addressed to Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration, or to such other address as the Owner Trustee may have set forth in a written notice to the Owners; and if to an Owner, addressed to it at the address set forth for such Owner in the register maintained by the Owner Trustee.  Whenever any notice in writing is required to be given by the Owner Trustee hereunder, such notice shall be deemed given and such requirement satisfied 72 hours after such notice is mailed by certified mail, postage prepaid, addressed as provided above; any notice given by an Owner to the Owner Trustee shall be effective upon receipt by an Authorized Officer of the Owner Trustee.

Section 11.06

Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.07

Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.08

Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns and each Owner and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

Section 11.09

Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.10

Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of law rules), including all matters of construction, validity and performance.  Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to the Trust.

Section 11.11

No Petition.  The Depositor will not, prior to the date which is one year and one day after the termination of the Indenture, institute against the Trust any bankruptcy proceedings under any U.S. federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

Section 11.12

Non-Confidential.  Notwithstanding anything to the contrary contained in this Agreement, all persons may disclose to any and all persons, without limitation of any kind, the U.S. federal, state and local tax treatment of the Trust Certificates, the Notes and the Trust, any fact that may be relevant to understanding the U.S. federal, state and local tax treatment of the Trust Certificates, the Notes and the Trust, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state and local tax treatment and that may be relevant to understanding such U.S. federal, state and local tax treatment, other than the name of the parties or any other person named herein, or information that would permit identification of the parties or such other persons, and any pricing terms or other nonpublic business or financial information that is unrelated to the U.S. federal, state and local tax treatment of the Trust Certificates, the Notes and the Trust to the taxpayer unless any such information is relevant to understanding the U.S. federal, state and local tax treatment of the Trust Certificates, the Notes and the Trust to the taxpayer.

ARTICLE XII

COMPLIANCE WITH REGULATION AB

Section 12.01

Intent of the Parties; Reasonableness.  The Depositor and the Owner Trustee acknowledge and agree that the purpose of Article XII of this Agreement is to facilitate compliance by the Depositor and the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Depositor, nor the Owner Trustee shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Owner Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all statements, reports, certifications, records, attestations, and any other information reasonably necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB as it relates to the Owner Trustee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:

/s/  Bradley Svalberg

Name: Bradley Svalberg

Title:

 Treasurer

WILMINGTON TRUST COMPANY,
as Owner Trustee

By:

/s/ Eric E. Overcash
Name:  Eric E. Overcash
Title: Financial Services Officer

EXHIBIT A

FORM OF TRUST CERTIFICATE

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE, SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND STATE SECURITIES LAWS.  THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE OWNER TRUSTEE A LETTER IN THE FORM REQUIRED BY SECTION 3.04 OF THE TRUST AGREEMENT AND THE TRANSFEREE PROVIDES THE OWNER TRUSTEE WITH EVIDENCE SATISFACTORY TO THE OWNER TRUSTEE DEMONSTRATING THE TRANSFEREE’S COMPLIANCE WITH THE NET WORTH REQUIREMENTS OF SECTION 3.04 OF THE TRUST AGREEMENT.

TRUST CERTIFICATE
OF SLC STUDENT LOAN TRUST 2008-1

Certificate No.___

This certifies that ___________________ is the owner of a ____% undivided beneficial interest in the assets of SLC Student Loan Trust 2008-1, a Delaware statutory trust (the “Trust”), existing pursuant to an amended and restated trust agreement, dated as of March 28, 2008 (the “Trust Agreement”), between Wilmington Trust Company, as owner trustee (the “Owner Trustee”), and SLC Student Loan Receivables I, Inc. (the “Depositor”).  This Trust Certificate is issued pursuant to and is entitled to the benefits of the Trust Agreement, and each Owner by acceptance hereof shall be bound by the terms of the Trust Agreement.  Reference is hereby made to the Trust Agreement for a statement of the rights and obligations of the Owner hereof.  The Owner Trustee may treat the person shown on the register maintained by the Owner Trustee pursuant to Section 3.02 of the Trust Agreement as the absolute Owner hereof for all purposes.

Capitalized terms used herein without definition have the meanings ascribed to them in or by reference in the Trust Agreement.

Transfer of this Trust Certificate is subject to certain restriction and limitations set forth in the Trust Agreement.  In the manner more fully set forth in, and as limited by, the Trust Agreement, this Trust Certificate may be transferred upon the books of the Trust by the registered Owner in person or by his attorney duly authorized in writing upon surrender of this Trust Certificate to the Owner Trustee accompanied by a written instrument of transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require, whereupon the Trust shall issue in the name of the transferee a Trust Certificate or Trust Certificates evidencing the amount and extent of interest of the transferee.

The Owner hereof, by its acceptance of this Trust Certificate, warrants and represents to the Owner Trustee and to the Owners of the other Trust Certificates issued under the Trust Agreement and agrees (a) that it is jointly and severally liable for all fees, expenses, taxes, indemnity payments and other charges of the Trust pursuant to the Trust Agreement, (b) not to transfer this Trust Certificate except in accordance with the Trust Agreement and (c) that is bound by the terms of the Trust Agreement, including, without limitation, Sections 8.01 and 8.02 thereof.

This Trust Certificate and the Trust Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of law rules).

IN WITNESS WHEREOF, the Trust, pursuant to the Trust Agreement, has caused this Trust Certificate to be issued as of the date hereof.

SLC STUDENT LOAN TRUST 2008-1

By:

Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By

_____________________________
Name___________________________
Title_____________________________

EXHIBIT B

FORM OF ACCESSION AGREEMENT

_________, 20__

Wilmington Trust Company
1100 North Market Street

Wilmington, Delaware 19890-0001

Attn:  Corporate Trust Administration

Dear Sirs:

We refer to the Amended and Restated Trust Agreement, dated as of March 28, 2008 (the “Trust Agreement”), between SLC Student Loan Receivables I, Inc. (the “Company”), and Wilmington Trust Company, a Delaware banking corporation (in its capacity as owner trustee thereunder, the “Owner Trustee”).  We propose to purchase a beneficial interest in SLC Student Loan Trust 2008-1, a Delaware statutory trust (the “Trust”) formed pursuant to the Trust Agreement.  Capitalized terms used herein without definition have the meanings given them in the Trust Agreement.

1.

We hereby confirm that at the date hereof our net worth exceeds the minimums set forth in Section 3.04 of the Trust Agreement.

2.

We hereby further agree, as provided and to the extent specified in the Trust Agreement, to be jointly and severally liable with any other holders of trust certificates with respect to the Trust for all fees, expenses, taxes, indemnity payments and other liabilities of the Trust in accordance with the terms of the Trust Agreement, including, pursuant to Sections 8.01 and 8.02 thereof, those incurred by Wilmington Trust Company in its capacity as Owner Trustee in the administration of the Trust thereunder, to the extent such fees, expenses, taxes, indemnity payments and other liabilities of the Trust or the Owner Trustee, as the case may be, with respect to the Trust, are not paid out of the Trust Estate; provided, however, that we will be liable only for obligations of the Trust arising on and after the date hereof.

3.

We understand that our Trust Certificate is not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities or “Blue Sky” law and is being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and any applicable state laws.

4.

We have knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Trust, we are able to bear the economic risk of investment in the Trust and we are an accredited investor as defined in Regulation D under the 1933 Act.

5.

We are acquiring our Trust Certificate for our own account and not for the benefit of any other person and not with a view to any distribution of our beneficial interest in the Trust subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control.

6.

We agree that our beneficial interest in the Trust must be held indefinitely by us unless subsequently registered under the 1933 Act and any applicable state securities or “Blue Sky” law or unless exemptions from the registration requirements of the 1933 Act and applicable state laws are available.

7.

We agree that in the event that at some future time we wish to dispose of or exchange any of our beneficial interest in the Trust, we will not transfer or exchange any of our beneficial interest in the Trust unless:

(A) (1) if such transfer or exchange is a sale, the sale price is at least $250,000, (2) the transfer or exchange is made to an Eligible Purchaser (as defined below), (3) a letter to substantially the same effect as this letter is executed promptly by such Eligible Purchaser or by an Eligible Dealer (as defined below) on behalf of such Eligible Purchaser (4) all offers or solicitations in connection with the sale (if a sale), whether made directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever and (5) the Owner Trustee has received an Opinion of Counsel to the effect that such transfer will not cause the Trust to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation, and will not adversely affect the federal income tax treatment of the Noteholders in any material respect; or

(B) our beneficial interest in the Trust is sold in a transaction that does not require registration under the 1933 Act and any applicable State “Blue Sky” law.

“Eligible Purchaser” means an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

“Eligible Dealer” means any corporation or other entity having as a principal business acting as a broker or dealer in securities.

8.

We understand that our Trust Certificate bears a legend to substantially the following effect:

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND STATE SECURITIES LAWS.  THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE OWNER TRUSTEE A LETTER IN THE FORM REQUIRED BY SECTION 3.04 OF THE TRUST AGREEMENT AND THE TRANSFEREE PROVIDES THE OWNER TRUSTEE WITH EVIDENCE SATISFACTORY TO THE OWNER TRUSTEE DEMONSTRATING THE TRANSFEREE’S COMPLIANCE WITH THE NET WORTH REQUIREMENTS OF SECTION 3.04 OF THE TRUST AGREEMENT.

9.

It is not (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in any such entity.

10.

It is a U.S. Person as defined in Section 7701(a)(30) of the Code.

11.

We agree to be bound by all the terms and conditions of our Trust Certificate and the Trust Agreement.

Very truly yours,

______________________________
[Name of Purchaser]

By

_____________________________
Name_____________________________
Title_____________________________

Accepted and Acknowledged
this ___ day of ____________, 20__.

Wilmington Trust Company, as Owner Trustee
By: _____________________________ Name: _____________________________ Title: _____________________________

EXHIBIT C

OWNER TRUSTEE COMPENSATION AGREEMENT

(Intentionally Omitted)